CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statement of Comprehensive Income [Abstract]
Net income (loss)	$ 315,293	$ 66,918	$ (60,808)
Other comprehensive (loss) income:
Foreign currency translation adjustments, before and after tax	(746)	(5,803)	(9,376)
Changes in fair values of interest rate swap agreements, before and after tax	0	61	(42)
Unrealized loss on investment securities, before and after tax	(1,150)	0	0
Other comprehensive loss	(1,896)	(5,742)	(9,418)
Total comprehensive income (loss)	313,397	61,176	(70,226)
Comprehensive loss attributable to noncontrolling interests	31,763	111,896	171,188
Comprehensive income attributable to Melco Resorts & Entertainment Limited	$ 345,160	$ 173,072	$ 100,962